Exhibit 10.7

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT dated as of December 23, 2013 (this “Agreement”) by and between As Seen On TV, Inc., a Florida corporation (the “Company”), and Infusion Brands International, Inc., a Florida corporation (“Infusion” or the “Purchaser”).

WHEREAS, the Company wishes to undertake a financing, and pursuant to the terms and conditions of this Agreement, the Company wishes to issue and sell to the Purchaser, and the Purchaser wishes to acquire from the Company, notes of the Company having an aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) in the form of Exhibit A attached hereto (each, a “Note”, and collectively, the “Notes”).

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF NOTES

Section 1.1

Purchase and Sale of Notes. Upon the following terms and conditions, the Company shall issue, sell and deliver to the Purchaser, and the Purchaser shall purchase from the Company, the Notes, in exchange for an aggregate purchase price of $500,000 (the “Purchase Price”). The Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

Section 1.2

Release.

(a)

Upon each of the following dates, and provided that, at any such date, (i) the Memorandum of Understanding between the parties dated as of December 18, 2013 or, if superseded by the Definitive Agreement referred to therein, such Definitive Agreement, has not been terminated by the Company without the Merger referred to therein having been completed, or (ii) the Merger referred to therein has not yet occurred, then the Purchaser shall purchase, on each of the following dates, from the Company a Note in each of the following respective amounts:

December 23, 2013

$150,000

January 15, 2013

$100,000

February 15, 2013

$100,000

March 15, 2013

$100,000

April 15, 2013

$50,000

The aggregate principal amount of the Notes issued hereunder shall not exceed the Purchase Price.

(b)

Notwithstanding anything to the contrary contained herein, if the entire Purchase Price has not been funded by 5:00 p.m. Eastern Time on June 30, 2014 (the “Termination Time”), and the Purchaser and Company have not mutually agreed to extend such Termination Time to a later time, the Purchaser shall not be obligated to fund any additional portions of the Purchase Price to the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1

Representations and Warranties of the Company.   The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of each date a Note is issued to the Purchaser hereunder (each a “Closing Date”) (except as set forth on the Schedule of Exceptions delivered to the Purchaser with each numbered Schedule corresponding to the section number herein or in the Commission Documents (as defined below), as follows:

(a)

Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. No proceeding or action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Notes (collectively, the “Transaction Documents”) and to issue and sell the Notes in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance of the Notes, have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Notes, and the consummation by the Company of the transactions contemplated hereby and thereby, (including, without limitation, the issuance of the Notes as contemplated hereby) do not and will not (i) violate or conflict with any provision of the Company’s Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”), each as amended to date, or any certificate of designations, preferences or rights of any series of preferred stock of the Company; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound.

(d)

Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company, for the two years preceding the date hereof, has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “Commission Documents”).

(e)

No Undisclosed Liabilities. The Company has not incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those disclosed in the Commission Documents or incurred in the ordinary course of the Company’s business.

(f)

No Undisclosed Events or Circumstances. Since March 31, 2013, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, which, under Exchange Act, Securities Act, or rules or regulations of any Trading Market, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(g)

Title to Assets. The Company has good and valid title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances (“Liens”). Any Permitted Liens (as defined below) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property. Any leases of the Company are valid and subsisting and in full force and effect with which the Company is in compliance.

(h)

Actions Pending. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Common Stock or the Company, any Subsidiary or any of their respective officers, directors or properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign) or Trading Market (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Notes.

(i)

Compliance. The business of the Company has been and is presently being conducted in accordance with all applicable foreign, federal, state and local governmental laws, rules, regulations and ordinances (including, without limitation, the rules and regulations of applicable communications and energy regulatory authorities), except such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect”

means (i) any material adverse effect on the business, operations, properties, or financial condition of the Company or its Subsidiaries; (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to timely perform any of its obligations under this Agreement in any material respect; (iii) any material adverse effect on the legality, validity or enforceability of any Transaction Documents.

(j)

Taxes. The Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable.

(k)

Books and Records; Internal Accounting and Disclosure Controls. The records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

(l)

Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(m)

No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company.

Section 2.2

Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows as of the date hereof and as of each Closing Date:

(a)

Organization and Standing of the Purchaser. The Purchaser is a company organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)

Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Notes being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Purchaser is required. When executed and delivered by the Purchaser, the other Transaction Documents shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

No Conflict. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

(d)

Acquisition for Investment. The Purchaser is purchasing the Notes solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof. The Purchaser does not have a present intention to sell the Notes, nor a present arrangement (whether or not legally binding) or intention to effect any distribution thereof to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Notes for any minimum or other specific term and reserves the right to dispose of it at any time in accordance with federal and state securities laws applicable to such disposition. The Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Notes and (iii) has been given full access to such records of the Company and to the officers of the Company as it has deemed necessary or appropriate to conduct its due diligence investigation. The Purchaser understands that its investment in the Notes involves a high degree of risk.

(e)

General. The Purchaser understands that the Notes are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Notes. The Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Notes.

(f)

Accredited Investor. The Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and the Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Notes. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the

Exchange Act and the Purchaser is not a broker-dealer. The Purchaser acknowledges that an investment in the Notes is speculative and involves a high degree of risk.

(g)

Certain Fees. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(h)

Due Diligence. The Purchaser hereby represents that, in connection with the Purchaser’s investment or the Purchaser’s decision to purchase the Notes, the Purchaser has not relied on any statement or representation of any person, including any such statement or representation by the Company or any of its controlling persons, officers, directors, partners, agents and employees or any of its respective attorneys, except as specifically set forth herein.

ARTICLE III COVENANTS

For so long as any of the Notes are outstanding, the Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees.

Section 3.1

Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes to the Purchaser, or their subsequent holders.

Section 3.2

Registration and Listing. The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.

Section 3.3

Compliance with Laws. The Company shall and shall cause each of its subsidiaries to duly comply in all material respects with any material laws, ordinances, rules and regulations of any foreign, federal, state or local government or any agency thereof, or any writ, order or decree, and conform to all valid requirements of governmental authorities relating to the conduct of their respective businesses, properties or assets.

Section 3.4

Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which full, true and complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.5

Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company to perform under any Transaction Document.

Section 3.6

Use of Proceeds. The net proceeds from the sale of the Notes hereunder shall be used by the Company for working capital, general corporate purposes and the funding of the Company’s strategic initiatives and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

Section 3.7

Additional Affirmative Covenants. The Company hereby covenants and agrees, so long as any of the Notes remain outstanding, as follows:

(a)

Maintenance of Corporate Existence. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business.

(b)

Maintenance of Office. The Company will maintain its principal office at the address of the Company set forth in Section 6.4 of this Agreement where notices, presentments and demands in respect of this Agreement and any of the Notes may be made upon the Company, until such time as the Company shall notify the holders of the Notes in writing, at least thirty (30) days prior thereto, of any change of location of such office.

(c)

Maintenance  of  Properties. The Company shall and shall cause its Subsidiaries to, keep each of its properties necessary to the conduct of its business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall and shall its Subsidiaries to at all times comply with each material provision of all leases to which it is a party or under which it occupies property.

(d)

Payment of Taxes. The Company shall and shall cause its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, assets, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested timely and in good faith by appropriate proceedings, if the Company or its Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and the failure to pay shall not be prejudicial in any material respect to the holders of the Notes, and provided, further, that the Company or its Subsidiaries will pay or cause to be paid any such tax, assessment, charge or levy forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

(e)

Maintenance of Insurance. The Company shall and shall cause its Subsidiaries to, keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by theft, fire, explosion and other risks customarily insured against by companies in the line of business of the Company or its Subsidiaries, in amounts sufficient to prevent the Company and its Subsidiaries from becoming a co-insurer of the property insured; and the Company shall and shall cause its Subsidiaries to maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated or as may be required by law, including, without limitation, general liability, fire and business interruption insurance, and product liability insurance as may be required pursuant to any license agreement to which the Company or its Subsidiaries is a party or by which it is bound.

(f)

Notice of Adverse Change. The Company shall promptly give notice to all holders of any Notes (but in any event within seven (7) days) after becoming aware of the existence of any condition or event which constitutes, or the occurrence of, any of the following:

(i)

any other event of noncompliance by the Company or its Subsidiaries under this Agreement;

(ii)

the institution or threatening of institution of an action, suit or proceeding against the Company or any Subsidiaries before any court, administrative agency or arbitrator, including, without limitation, any action of a foreign government or instrumentality, which, if adversely decided, could materially adversely affect the business, prospects, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole whether or not arising in the ordinary course of business; or

(iii)

any information relating to the Company or any subsidiary which could reasonably be expected to materially and adversely affect (A) the assets, property, business or condition (financial or otherwise) of the Company, to the extent that applicable provisions of the Exchange Act, Securities Act or rules or regulations of a Trading Market would require disclosure of such information, or (B) its ability to perform the terms of this Agreement.

Any notice given under this Section 3.17(f) shall specify the nature and period of existence of the condition, event, information, development or circumstance, the anticipated effect thereof and what actions the Company has taken and/or proposes to take with respect thereto.

(g)

Further Assurances. From time to time the Company shall execute and deliver to the Purchaser and the Purchaser shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Notes.

Section 3.8

Additional Negative Covenants. The Company hereby covenants and agrees, so long as any of the Notes remains outstanding, it will not (and not allow any of its Subsidiaries to), directly or indirectly, without the prior written consent of the Purchaser:

(a)

Reclassification. Effect any reclassification of the Common Stock.

(b)

Liens. Except as otherwise provided in this Agreement create, incur, assume or permit to exist any Liens upon or with respect to any property or asset of the Company or any Subsidiary, except that the foregoing restrictions shall not apply to any Lien that, individually or in the aggregate is not reasonably likely to have Material Adverse Effect (each, a “Permitted Lien”).

(c)

Other Business. Enter into or engage, directly or indirectly, in any business other than the business currently conducted or proposed to be conducted as of the date of this Agreement by the Company or any Subsidiary.

ARTICLE IV

CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Close and to Sell the Notes. The obligation hereunder of the Company to close and issue and sell the Notes to the Purchaser at each Closing is subject to the satisfaction or waiver, at or before each Closing of the conditions set forth below; provided that the condition set forth in (e) below must be satisfied at or before the initial Closing only. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy  of  the  Purchaser’s  Representations  and  Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of each Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance  by the  Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to each Closing Date.

(c)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price. The Company shall have received from the Purchaser the applicable Release Amount.

(e)

Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchaser to the Company.

Section 4.2

Conditions Precedent to the Obligation of the Purchaser to Close and to Purchase the Notes. The obligation hereunder of the Purchaser to purchase the Notes and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below; provided that the condition set forth in (d) below, must be satisfied at or before the initial Closing only. These conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of each Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

(c)

No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchaser to the Company.

ARTICLE V

CERTIFICATE LEGEND

Section 5.1

Legend.  Each Note shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AS SEEN ON TV, INC. SHALL   HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Section 5.2

Sales by Purchaser. The Purchaser agrees that the removal of the restrictive legend from the Notes as set forth in Section 5.1 is predicated upon the Company’s reliance that the Purchaser will sell any securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE VI

MISCELLANEOUS

Section 6.1

Fees and Expenses.  Each party shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement. The Company shall pay all reasonable fees and expenses incurred by the Purchaser in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

Section 6.2

Consent to Jurisdiction; Venue. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Clearwater, Florida, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Florida is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of Florida. The Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company agrees to pay all costs and expenses of enforcement of the

Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses. The parties hereby waive all rights to a trial by jury.

Section 6.3

Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser.  Any amendment or waiver effected in accordance with this Section 6.3 shall be binding upon the Purchaser (and their permitted assigns) and the Company.

Section 6.4

Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by facsimile or other electronic means at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

As Seen On TV, Inc.

14044 Icot Blvd.

Clearwater, FL 33760

Phone: (727) 451-9510

Fax: (954) 333-3715

Attn: Ronald C. Pruett, Jr.

If to the Purchaser:

Infusion Brands International, Inc.

14375 Myer Lake Circle

Clearwater, FL  33760

Phone: (727) 230-1031

Fax: (727) 230-1032

Attn:  Shad Stastney

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section.

Section 6.5

Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.6

Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.7

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After each Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to Section 5.1 hereof, the Purchaser may assign the Notes and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 6.8

No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 6.9

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 6.10

Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder.

Section 6.11

Counterparts.

This Agreement may be executed in any number of counterparts (including those delivered by facsimile or other electronic means), all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 6.12

Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 6.13

Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

AS SEEN ON TV, INC.

By:  _____________________________

Name:

Title:

PURCHASER:

INFUSION BRANDS INTERNATIONAL, INC.

By:  _____________________________

Name:

Title:

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AS SEEN ON TV, INC. SHALL   HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

PROMISSORY NOTE

[$150,000]	December [ ], 2013

FOR VALUE RECEIVED, the undersigned, AS SEEN ON TV, INC. (hereinafter referred to as the “Payor”), hereby promises to pay to the order of INFUSION BRANDS INTERNATIONAL, INC. (together with any successor or assign, the “Holder”), at the principal office of the Holder at 14375 Myer Lake Circle, Clearwater, Florida, or at such other place or to such other account as shall be designated in writing by the Holder from time to time, the principal sum of [ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000)], in immediately available funds in lawful money of the United States of America on or before the Maturity Date (as defined below), unless accelerated pursuant to the terms hereof, all as hereinafter set forth.

This Promissory Note (this “Note”) evidences and represents the amount advanced by the Holder to the Payor on December [ ], 2013 in the original principal amount of [$150,000], pursuant to that certain Note Purchase Agreement by and between Payor and Holder dated as of December [ ], 2013. The unpaid principal amount of this Note with respect to the foregoing loans and advances and, to the extent permitted by law, overdue interest, shall accrue interest at the rate of 12.00% per annum from and including the date of such advance until such amounts are paid in full. All accrued interest and principal shall be payable at Holder’s office set forth above, in like money and funds. After maturity of any amount due under this Note, whether by acceleration or otherwise, such overdue amount and all interest accrued on such overdue amount shall be payable on demand. All payments made by the Payor under this Note shall be made without offset, counterclaim or deduction of any amount (including, without limitation, taxes) and shall be made in amounts not less than the amounts otherwise specified to be paid under or in connection with this Note. If any payment under this Note becomes due on a day that is not a Business Day (as defined below), the maturity thereof will be extended to the next succeeding Business Day provided that interest shall accrue for the period of extension.

As used in this Note, the following terms shall have the following meanings:

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes.

“Business Day” shall mean any day excluding Saturday, Sunday and any day which shall be in Clearwater, Florida a legal holiday or a day on which banking institutions are authorized or required by law or other government actions to close.

“Maturity Date” shall mean June 30, 2014 or such earlier date as either of the following occurs: (i) the Memorandum of Understanding between the parties dated as of December 18, 2013 terminates without the parties thereto having entered into the Definitive Agreement referred to therein, or (ii) such Definitive Agreement is terminated by the Payor without the Merger referred to therein having been completed.

Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

If:

(i) the Payor shall default in the payment when due of any principal amount due hereunder on the Maturity Date;

(ii) (a) the Payor shall commence a voluntary case concerning itself under the Bankruptcy Code; or (b) an involuntary case is commenced against the Payor or the petition is not controverted within 10 days, or is not dismissed or stayed within 45 days, after commencement of the case; or (c) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Payor; or (d) the Payor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Payor; or (e) there is commenced against the Payor any such proceeding and any such proceeding remains undismissed and unstayed for a period of 45 days; or (f) any order of relief or other order approving any such case or proceeding is entered; or (g) the Payor is adjudicated insolvent or bankrupt; or (h) the Payor makes a general assignment for the benefit of creditors; or (i) the Payor shall by any act consent to, approve of or acquiesce in any of the foregoing

(any of the foregoing being referred to herein as an “Event of Default”), then all principal and all other amounts due hereunder shall, without notice to the Payor or any act by the Holder, become automatically and immediately due and payable without presentment, demand or protest or other requirements of any kind (all of which the Payor hereby expressly waives).

The Payor agrees to reimburse the Holder for all reasonable costs and expenses, including reasonable attorney’s fees and expenses, incurred in connection with the enforcement of its rights against the Payor hereunder.

The Payor shall have the right to prepay all or any part of the unpaid principal amount hereof at any time without premium or penalty together with interest accrued to the date of such prepayment on the principal amount prepaid.

The Payor hereby waives presentment for payment, demand, protest and notice of dishonor. No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

No provision of this Note may be amended, waived or otherwise modified except by written agreement of the Payor and the Holder.

The Payor shall not have the right at any time to sell, assign, transfer, negotiate or pledge all or part of its respective interest in this Note. The Holder may sell, assign, transfer, negotiate or pledge all or any portion of its interest in this Note. Subject to the foregoing, the terms and provisions of this Note shall be binding upon and inure to the benefit of the Payor and the Holder and their respective successors and assigns.

THIS NOTE IS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note and shall be interpreted so as to be effective and valid.

The Payor and the Holder, by its acceptance hereof, agree that ·any suit, action or proceeding arising out of, or with respect to, this Note or any judgment entered by any court in respect thereof may be brought in the courts of the State of Florida or in the U.S. District Courts located in the State of Florida; and the Payor and the Holder hereby irrevocably accept the non-exclusive personal jurisdiction of those courts for the purpose of any suit, action or proceeding.

This Note and the acknowledgment thereof may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument.

AS SEEN ON TV, INC.

By:_________________________________

 Name:

 Title:

Acknowledged:

INFUSION BRANDS INTERNATIONAL, INC.

By:_____________________________

 Name:

 Title: